Exhibit 99.1

GRAYSON BANKSHARES, INC.

Financial Report

March 31, 2005

113 West Main Street, Post Office Box 186

Independence, Virginia 24348

(276) 773-2811

East Independence

(276) 773-2821

Elk Creek

(276) 655-4011

Galax

(276) 238-2411

Troutdale

(276) 677-3722

Sparta

(336) 372-2811

Carroll

(276) 238-8112

Hillsville

(276) 728-2810

Message to Stockholders

Dear Stockholder,

It is our pleasure to present our 1st Quarter 2005 Financial Report to you.

Our total assets have increased from $270,214,881 to $273,552,959 during the quarter, representing an increase of 1.24%.  Our total loans increased $6,959,972 during this period while deposits increased $2,543,170.

Our net income was $752,122 compared to $749,057 for the same period last year.  Increases in loans led to an increase in net interest income which was offset by increases in operating expenses resulting from recent growth and branching activity.

Stockholders’ equity increased $293,808 for the quarter resulting in total stockholders’ equity of $26,470,854 at March 31, 2005.  The book value of our stock is now $15.40 per share.  We paid  a first quarter dividend of 15 cents per share on March 31.

We would like to thank everyone who helped to make 2004 another successful year for your Bank.  We look forward to continued growth and prosperity in the future.

As always, we appreciate your support, welcome your comments and the opportunity to serve you.

Sincerely,

Jacky K. Anderson

President and CEO

Consolidated Balance Sheets

  March 31,

December 31,

2005

2004

Assets

Cash and due from banks

$

7,324,676

$

10,032,399

Federal funds sold

8,672,819

8,833,069

Investment securities

36,959,724

37,909,290

Loans

206,481,602

199,521,630

Less allowance for loan losses

2,686,858

2,609,759

Net loans

203,794,744

196,911,871

Properties and equipment

7,238,804

7,316,750

Accrued interest receivable

1,827,912

1,833,728

Other assets

7,734,280

7,377,774

Total assets

$

273,552,959

$

270,214,881

Liabilities

Demand deposits

32,351,023

31,569,179

Interest-bearing demand deposits

21,129,970

21,352,601

Savings deposits

49,066,941

51,489,408

Large denomination time deposits

39,619,243

36,668,682

Other  time deposits

91,435,337

89,979,474

Total deposits

233,602,514

231,059,344

FHLB Advances

12,000,000

12,000,000

Accrued interest payable

536,333

253,652

Other liabilities

943,258

724,839

Total liabilities

247,082,105

244,037,835

Stockholders’ equity

Preferred stock; $25 par value; 500,000

shares authorized;  none outstanding

-

-

Common stock; $1.25 par value; 5,000,000

shares authorized; 1,718,968 shares

issued and outstanding

2,148,710

2,148,710

Surplus

521,625

521,625

Retained earnings

24,291,566

23,797,289

Accumulated other comprehensive income (loss)

            (491,047)

            (290,578)

Total stockholders’ equity

26,470,854

26,177,046

Total liabilities and stockholders’ equity

$

273,552,959

$

270,214,881

Officers

Julian L. Givens

Chairman of the Board

Jacky K. Anderson

President & CEO

Dennis B. Gambill

Vice President

Brenda C. Smith

Secretary

Blake M. Edwards

Chief Financial Officer

Consolidated Statements of Operations

   Three Months Ended March 31,

2005

2004

Interest income

Loans and fees on loans

$

3,494,437

$

3,075,099

Interest on securities

400,669

468,507

Interest expense

Deposits

1,026,048

1,036,532

FHLB Advances

124,000

115,268

Total interest expense

1,150,048

1,151,800

Net interest income

2,795,218

2,424,849

Provision for loan losses

105,000

90,000

Net interest income after  provision

2,690,218

2,334,849

Other income

Service charges on deposit accounts

106,040

116,619

Other income

179,196

157,596

Total other income

285,236

274,215

Other expenses

Salaries and employee benefits

1,214,972

1,021,995

Occupancy expense

69,490

58,477

Equipment expense

192,397

155,113

Other expense

466,473

362,422

Total other expense

1,943,332

1,598,007

Net income before income taxes

1,032,122

1,011,057

Income taxes

280,000

262,000

Net income

$

752,122

$

749,057

Net income per share

$

.44

$

.44

Weighted average shares outstanding

1,718,968

1,718,968

Board of Directors

Julian L. Givens

Retired Physician

Carl J. Richardson

Retired – Grayson BankShares, Inc. and Grayson National Bank

Jacky K. Anderson

Grayson BankShares, Inc. and Grayson National Bank

Jean W. Lindsey

Walters’ Drug, Inc.

Fred B. Jones

Farmer

Dennis B. Gambill

Grayson BankShares, Inc. and Grayson National Bank

Jack E. Guynn, Jr.

Guynn Enterprises, Inc.

Charles T. Sturgill

Grayson County Clerk of Court

J. David Vaughan

Vaughan Furniture

Thomas M. Jackson, Jr.

Attorney

Member Federal Deposit Insurance Corporation